Exhibit 10.4

NOTE: CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT AND REPLACED BY “[*]”. A COMPLETE COPY OF THIS DOCUMENT INCLUDING THE CONFIDENTIAL INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT AGREEMENT TO

DISTRIBUTION AND LICENSE AGREEMENT DATED SEPTEMBER 24, 2007

BY AND BETWEEN

NPS ALLELIX CORP.

NPS PHARMACEUTICALS, INC.

AND

NYCOMED GMBH

DATED

OCTOBER 29, 2007

THIS AMENDMENT AGREEMENT is made the 29th day of October 2007

BETWEEN:

1.	NPS Allelix Corp., a Canadian corporation (“NPS Allelix”), having offices at MaRS Centre, 101 College Street, South Tower, Suite 800, Toronto, ON MSG 1L8 Canada, NPS Pharmaceuticals, Inc., a Delaware corporation (“NPS US”), and, together with NPS Allelix, collectively, “NPS”), having offices at Morris Corporate Center 1, 4th Floor, Building B, 300 Interpace Parkway, Parsippany, NJ 07054”; and

2.	NYCOMED GmbH, a German corporation with company registration number Hrb Nr 701257 (“Nycomed”), having offices at Byk Gulden Str. 2, 78467 Konstanz;

WHEREAS

A.	By an agreement dated September 24, 2007, NPS granted to Nycomed the right to develop, manufacture, market, distribute and sell the pharmaceutical product developed under the name Teduglutide (“the Licence Agreement”).

B.	The parties have re-negotiated certain terms of the Licence Agreement and agreed to amend the Licence Agreement upon the terms contained in this Agreement.

NOW IT IS HEREBY AGREED as follows:

1.	DEFINITIONS

In this Agreement, unless the context otherwise requires, words and phrases defined in Article 1 of the Licence Agreement shall bear the same meanings and the provisions of Article 1 of the Licence Agreement shall apply in all respects to the terms of this Agreement.

2.	AMENDMENTS

2.1	NPS and Nycomed have agreed certain amendments to the Licence Agreement to the effect that:

2.1.1	The following reference shall be inserted in the “Additional Definitions” table in Section 1.86 of the License Agreement:

Definition	Section
Launch in Primary Indication	7.3	(a)

2.1.2	The Milestone payments set out in Section 7.3. (a) of the License Agreement shall be replaced with the milestone scheme set out below:

Milestone Event	Payment
Acceptance for filing of Regulatory Approval Application by the EMEA	$ [*]
Approval by the (a) EMEA or (b) the first Major EU Country*	$ [*]
Launch of Product in the first Major EU Country** (size of milestone depend on date of launch, as set out below).	$ [*]

or $ [*]

*	Only payable if approval occurs on or before [*]; provided that approval shall be deemed to have occurred notwithstanding any post-approval conditions.

**	If Launch in Primary Indication occurs on or prior to [*] the payable milestone shall be $[*]. If the Launch of Product in the Primary Indication occurs after that date, the payable milestone shall be reduced to $ [*]; provided, however, that such reduction in milestone amount shall be applicable only if such delay in such Launch is due to causes beyond the reasonable control of Nycomed. “Launch in Primary Indication” shall mean first sale of the Product to end customers, hospitals or wholesalers in a market of the EU with a regulatory labeling permitting the sale of the Product for the Primary Indication.

2.1.3	The Notices set out in Section 13.2 of the License Agreement shall be replaced by the following notices:

NPS Allelix Corp.
c/o NPS Pharmaceuticals Inc.
550 Hills Drive, 3rd Floor
Bedminster NJ 07921
Att.: Chief Executive Officer
Facsimile 908.450.5344

With a copy to	General Counsel
NPS Pharmaceuticals Inc.
550 Hills Drive, 3rd Floor
Bedminster, NJ 07921
Facsimile 908.450.5344

2.2	NPS and Nycomed agree that for all purposes, with effect from the date hereof, the Licence Agreement shall be amended in the manner shown in the form of Licence Agreement attached hereto.

2.3	It is confirmed and acknowledged that save for Sections 1.86, 7.3. (a) and 13.2, no amendments have been made to the Licence Agreement.

2.4	Save as expressly provided by this Agreement and as shown on the form of Licence Agreement attached hereto, the Licence Agreement shall continue in full force and effect in accordance with its terms in all respects.

3.	GENERAL

3.1	For the avoidance of doubt, this Amendment Agreement constitutes an amendment to the Licence Agreement in accordance with the Section 13.5 of the Licence Agreement and for all purposes with effect from the date hereof, the Licence Agreement shall be in the form attached hereto.

3.2	Insofar as may be required to give effect to the terms of this Amendment Agreement the provisions of Sections 13.2 of the Licence Agreement shall apply to the terms of this Amendment Agreement as is expressly repeated herein.

IN WITNESS WHEREOF the Parties hereto have executed this Amendment Agreement on the date above written.

Signed by

duly authorised for and on behalf of
NPS Allelix Corp

duly authorised for and on behalf of
NPS Pharmaceuticals Inc

Signed by

duly authorised for and on behalf of
Nycomed GmbH